UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2024
KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

332 Encinitas Blvd.
Suite 102
Encinitas, CA 92024
(858) 224-9600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On October 29, 2024, Kiora Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the regulatory approval to initiate ABACUS-2, a Phase 2 clinical trial of KIO-301 for the treatment of retinitis pigmentosa. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, the Company hereby furnishes the updated investor presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, which the Company may use in presentations to investors from time to time.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The information furnished in this report, including Exhibits 99.1 and 99.2, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Title

99.1	Press Release of Kiora Pharmaceuticals, Inc., dated as of October 29, 2024

99.2	Company Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Melissa Tosca
Melissa Tosca
Chief Financial Officer
(Principal financial and accounting officer)

Date: October 29, 2024